SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec. 240.14a-12

The Gabelli Multimedia Trust Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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THE GABELLI MULTIMEDIA TRUST INC.

One Corporate Center

Rye, New York 10580-1422

(914) 921-5070

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 11, 2015

To the Stockholders of

THE GABELLI MULTIMEDIA TRUST INC.

Notice is hereby given that the Annual Meeting of Stockholders of The Gabelli Multimedia Trust Inc., a Maryland corporation (the “Fund”), will be held on May 11, 2015, at 11:00 a.m., local time, at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 (the “Meeting”), and at any adjournments or postponements thereof for the following purposes:

1.	To elect three (3) Directors of the Fund, two (2) Directors to be elected by the holders of the Fund’s Common Stock and holders of its 6.00% Series B Cumulative Preferred Stock and Series C Auction Rate Cumulative Preferred Stock (together, the “Preferred Stock”), voting together as a single class, and one (1) Director to be elected by the holders of the Fund’s Preferred Stock voting as a separate class; and

2.	To consider and vote upon such other matters, including adjournments, as may properly come before said Meeting or any adjournments or postponements thereof.

These items are discussed in greater detail in the attached Proxy Statement.

The close of business on March 16, 2015, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE VOTE PROMPTLY. STOCKHOLDERS MAY AUTHORIZE THEIR PROXY BY TELEPHONE OR THE INTERNET. ALTERNATIVELY, STOCKHOLDERS MAY SUBMIT VOTING INSTRUCTIONS BY SIGNING AND DATING THE PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

By Order of the Board of Directors,

ANDREA R. MANGO
Secretary

April 1, 2015

INSTRUCTIONS FOR SIGNING PROXY CARDS TO BE RETURNED BY MAIL

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature

Corporate Accounts
(1)	ABC Corp.	ABC Corp., by John Doe, Treasurer
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp.
	c/o John Doe, Treasurer	John Doe
(4)	ABC Corp., Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee
	u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts
(1)	John B. Smith, Cust.
	f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	John B. Smith, Executor
	Estate of Jane Smith	John B. Smith, Executor

INSTRUCTIONS FOR TELEPHONE/INTERNET VOTING

Instructions for authorizing your proxy to vote your shares by telephone or Internet are included with the Notice of Internet Availability of Proxy Materials and the proxy card.

THE GABELLI MULTIMEDIA TRUST INC.

ANNUAL MEETING OF STOCKHOLDERS

May 11, 2015

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board,” the members of which are referred to as “Directors”) of The Gabelli Multimedia Trust Inc., a Maryland corporation (the “Fund”), for use at the Annual Meeting of Stockholders of the Fund to be held on May 11, 2015, at 11:00 a.m., local time, at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 (the “Meeting”), and at any adjournments or postponements thereof. A Notice of Internet Availability of Proxy Materials will first be mailed to stockholders on or about April 1, 2015.

In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, and affiliates of Computershare or other representatives of the Fund may also solicit proxies by telephone, Internet, or in person. In addition, the Fund has retained Morrow & Co., LLC to assist in the solicitation of proxies for an estimated fee of $1,000 plus reimbursement of expenses. The Fund will pay the costs of the proxy solicitation and the expenses incurred in connection with preparing, printing and mailing the Notice of Internet Availability of Proxy Materials and/or Proxy Statement and its enclosures. If requested, the Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

The Fund’s most recent annual report, including audited financial statements for the fiscal year ended December 31, 2014, is available upon request, without charge, by writing to the Secretary of the Fund, One Corporate Center, Rye, New York 10580-1422, by calling the Fund at 800-422-3554, or via the Internet at www.gabelli.com.

If the proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted “FOR” the election of the nominees as Directors as described in this Proxy Statement, unless instructions to the contrary are marked thereon, and at the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any stockholder who has submitted a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation, or a later dated proxy to the Fund at the above address prior to the date of the Meeting.

A “quorum” is required in order to transact business at the Meeting. A quorum of stockholders is constituted by the presence in person or by proxy of stockholders of the Fund entitled to cast at least a majority of the votes entitled to be cast at the Meeting. Whether or not a quorum is present, the chairperson of the Meeting may adjourn the Meeting indefinitely, or from time to time, to a date not more than 120 days after the original record date, without notice other than announcement at the Meeting. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the original record date. At such adjourned Meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the Meeting as originally notified. The Fund may postpone or cancel the Meeting by making a public announcement through a press release, or in a document publicly filed by the Fund with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), of such postponement or cancellation prior to the Meeting. Notice of the date, time, and place to which the Meeting is postponed shall be given not less than ten days prior to such date and otherwise in the manner described herein.

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The close of business on March 16, 2015, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

The Fund has two classes of stock outstanding: common stock, par value $0.001 per share (the “Common Stock”), and preferred stock consisting of (i) 6.00% Series B Cumulative Preferred Stock (“Series B Preferred”) and (ii) Series C Auction Rate Cumulative Preferred Stock (“Series C Preferred”), each having a par value of $0.001 per share (together, the “Preferred Stock”). The holders of the Common Stock and Preferred Stock are each entitled to one vote on each matter to properly come before the Meeting for each full share held. On the record date, there were 24,308,212 shares of Common Stock, 791,014 shares of Series B Preferred, and 15,000,000 shares of Series C Preferred, outstanding.

Set forth below is information as to those stockholders known by the Fund to own of record or beneficially 5% or more of a class of the Fund’s outstanding voting securities as of the record date.

Name and Address of		Amount of Shares
Beneficial Owner(s)	Title of Class	and Nature of Ownership	Percent of Class

First Trust Portfolios LP	Common	4,161,240 (beneficial)	17.1%
Suite 400
120 East Liberty Drive
Wheaton, IL 60187

Mario J. Gabelli and affiliates	Common	1,481,677 (beneficial)*	6.1%
One Corporate Center
Rye, NY 10580-1422

_____________

*	Comprised of 749,671 shares of Common Stock owned directly by Mr. Gabelli, 19,702 shares of Common Stock owned by a family partnership for which Mr. Gabelli serves as general partner, 26,667 shares of Common Stock owned by GPJ Retirement Partners, LLC., and 685,637 shares of Common Stock owned by GAMCO Investors, Inc. or its affiliates.

SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

Proposal	Common Stockholders	Preferred Stockholders

Election of	Common and Preferred Stockholders,	Common and Preferred Stockholders,
Directors	voting together as a single class,	voting together as a single class,
	vote to elect two Directors:	vote to elect two Directors:
	Kuni Nakamura and	Kuni Nakamura and
	Anthony R. Pustorino	Anthony R. Pustorino

Preferred Stockholders, voting as a
separate class, vote to elect one Director:
James P. Conn

Other Business	Common and Preferred Stockholders, voting together as a single class

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PROPOSAL: TO ELECT THREE (3) DIRECTORS OF THE FUND

Nominees for the Board of Directors

The Board currently consists of nine Directors, seven of whom are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). The Fund divides the Board into three classes, each class having a term of three years. Each year, the term of office of one class will expire. James P. Conn, Kuni Nakamura, and Anthony R. Pustorino have each been nominated by the Board for election to serve for a three year term to expire at the Fund’s 2018 Annual Meeting of Stockholders and until their successors are duly elected and qualified. Messrs. Zizza, Gabelli, Conn, and Pustorino have served as Directors of the Fund since the April 6, 1994 organizational meeting of the Fund. Mr. Fahrenkopf became a Director of the Fund on August 18, 1999; Dr. Roeder became a Director of the Fund on November 17, 1999; Mr. Colavita became a Director of the Fund on August 15, 2001; Mr. Nakamura became a Director of the Fund on August 15, 2012; and Mr. Marangi became a Director of the Fund on March 21, 2013. All of the Directors of the Fund are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the “Adviser”) or its affiliates serve as investment adviser with the exception of Mr. Marangi, who only serves as a Director of this Fund. The classes of Directors are indicated below:

Nominees to Serve Until 2018 Annual Meeting of Stockholders

James P. Conn

Kuni Nakamura

Anthony R. Pustorino

Directors Serving Until 2017 Annual Meeting of Stockholders

Frank J. Fahrenkopf, Jr.

Werner J. Roeder

Salvatore J. Zizza

Directors Serving Until 2016 Annual Meeting of Stockholders

Mario J. Gabelli, CFA

Anthony J. Colavita

Christopher J. Marangi

Under the Fund’s Charter and the 1940 Act, holders of the Fund’s outstanding Preferred Stock, voting as a separate class, are entitled to elect two Directors, and holders of the Fund’s outstanding Common Stock and Preferred Stock, voting together as a single class, are entitled to elect the remaining Directors. The holders of the Fund’s outstanding Preferred Stock would be entitled to elect the minimum number of additional Directors that would represent a majority of the Directors in the event that dividends on the Fund’s Preferred Stock become in arrears for two full years, until all arrearages are eliminated. No dividend arrearages exist as of the date of this Proxy Statement. Messrs. Colavita and Conn are currently the Directors elected solely by the holders of the Fund’s Preferred Stock. Mr. Colavita’s term as Director is scheduled to expire at the Fund’s 2016 Annual Meeting of Stockholders, and therefore, he is not standing for election at this Meeting. A quorum of the Preferred Stockholders must be present in person or by proxy at the Meeting in order for the proposal to elect Mr. Conn to be considered.

Unless instructions are provided to the contrary, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Director if elected at the Meeting. If, however, a designated nominee declines or otherwise becomes unavailable for election, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees. Each nominee is qualified to serve as a Director under the Fund’s governing documents.

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Information about Directors and Officers

Set forth in the table below are the existing Directors, including those Directors who are not considered to be “interested persons,” as defined in the 1940 Act (the “Independent Directors”), three of whom are nominated for reelection to the Board of the Fund, and officers of the Fund, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations and, in the case of the Directors, their other directorships during the past five years (excluding other funds managed by the Adviser), if any.

	Term of			Number of
	Office and			Portfolios to
Name, Position(s),	Length of		Other Directorships	Fund Complex(3)
Address(1)	Time	Principal Occupation(s)	Held by Director	Overseen
and Age	Served(2)	During Past Five Years	During Past Five Years	by Director

INTERESTED DIRECTORS(4):
Mario J. Gabelli, CFA		Chairman, Chief Executive Officer,	Director of Morgan Group	28
Chairman and	Since 1994***	and Chief Investment Officer – Value	Holdings, Inc. (holding company);
Chief Investment Officer		Portfolios of GAMCO Investors, Inc.	Chairman of the Board and Chief
Age: 72		and Chief Investment Officer – Value	Executive Officer of LICT Corp.
		Portfolios of Gabelli Funds, LLC and	(multimedia and communication
		GAMCO Asset Management Inc.;	services company); Director of
		Director/Trustee or Chief Investment	CIBL, Inc. (broadcasting and
		Officer of other registered investment	wireless communications);
		companies in the Gabelli/GAMCO	Director of ICTC Group Inc.
		Fund Complex; Chief Executive	(communications); Director of
		Officer of GGCP, Inc.	RLJ Acquisition, Inc. (blank check
company) (2011-2012)

Christopher J. Marangi		Associate Portfolio Manager or	—	1
Associate Portfolio	Since 2013***	Portfolio Manager of open-end and
Manager		closed-end funds in the Gabelli/
Age: 40		GAMCO Fund Complex (since
2006); Senior Vice President of
GAMCO Investors, Inc.

INDEPENDENT DIRECTORS/NOMINEES(5):
Anthony J. Colavita(6)(7)		President of the law firm of	—	37
Director	Since 2001***	Anthony J. Colavita, P.C.
Age: 79
James P. Conn(6)		Former Managing Director and	—	21
Director	Since 1994*	Chief Investment Officer of
Age: 77		Financial Security Assurance
Holdings, Ltd. (1992-1998)

Frank J. Fahrenkopf, Jr.		Co-Chairman of the Commission on	Director of First Republic Bank	8
Director	Since 1999**	Presidential Debates; Former	(banking)
Age: 75		President and Chief Executive
Officer of the American Gaming
Association (1995-2013); Former
Chairman of the Republican
National Committee (1983-1989)

Kuni Nakamura		President of Advanced Polymer, Inc.	—	14
Trustee	Since 2012*	(chemical manufacturing company);
Age: 46		President of KEN Enterprises, Inc.
(real estate)

Anthony R. Pustorino		Certified Public Accountant;	Director of LGL Group, Inc.	13
Director	Since 1994*	Professor Emeritus, Pace	(diversified manufacturing)
Age: 89		University	(2004-2011)

Werner J. Roeder		Practicing private physician; Former	—	23
Director	Since 1999**	Medical Director of Lawrence
Age: 74		Hospital (1999-2014)

Salvatore J. Zizza(7)		President of Zizza & Associates Corp.	Director and Vice Chairman of	31
Director	Since 1994**	(financial consulting); Chairman of	Trans-Lux Corporation (business
Age: 69		Harbor Diversified, Inc.	services); Director and Chairman of
		(pharmaceuticals); Chairman of BAM	Harbor Diversified Inc.
		(semiconductor and aerospace	(pharmaceuticals); Director, Chairman,
		manufacturing); Chairman of Bergen	and CEO of General Employment
		Cove Realty Inc.; Chairman of	Enterprises (staffing services)
		Metropolitan Paper Recycling Inc.	(2009-2012)
(recycling) (2005-2014)

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OFFICERS:
Term of
Office and
Name, Position(s),	Length of
Address(1)	Time	Principal Occupation(s)
and Age	Served(8)	During Past Five Years

Bruce N. Alpert		Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC
President	Since 2003	since 1988 and an Officer of registered investment companies in the
Age: 63		Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc
since 2008; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton
Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008

Agnes Mullady		President and Chief Operating Officer of the Open-End Fund Division of
Treasurer	Since 2006	Gabelli Funds, LLC since 2010; Senior Vice President of GAMCO Investors,
Age: 56		Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of of the registered investment companies in the Gabelli/GAMCO Fund Complex

Andrea R. Mango		Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered
Secretary and	Since 2013	investment companies within the Gabelli/GAMCO Fund Complex since 2013;
Vice President		Vice President of all closed-end funds within the Gabelli/GAMCO Fund
Age: 42		Complex since 2014; Corporate Vice President within the Corporate
Compliance Department of New York Life Insurance Company, 2011-2013;
Vice President and Counsel of Deutsche Bank, 2006-2011

Richard J. Walz		Chief Compliance Officer of all of the registered investment companies in the
Chief Compliance Officer	Since 2013	Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of
Age: 55		AEGON USA Investment Management, 2011-2013; Chief Compliance Officer
of Cutwater Asset Management, 2004-2011

Carter W. Austin		Vice President and/or Ombudsman of closed-end funds within the
Vice President and	Since 2010	Gabelli/GAMCO Fund Complex; Vice President of Gabelli Funds, LLC since
Ombudsman		1996
Age: 48

Laurissa M. Martire		Vice President and/or Ombudsman of closed-end funds within the
Vice President and	Since 2004	Gabelli/GAMCO Fund Complex; Assistant Vice President of GAMCO
Ombudsman		Investors, Inc. since 2003
Age: 38

 _____________

(1)	Address: One Corporate Center, Rye, NY 10580-1422.
(2)	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term.
(3)	The “Fund Complex” or the “Gabelli/GAMCO Fund Complex” includes all the registered funds that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.
(4)	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered to be an “interested person” of the Fund because of his affiliation with the Fund’s Adviser and G.research, Inc., which executes portfolio transactions for the Fund, and as a controlling stockholder because of the level of his ownership of common shares of the Fund. Mr. Marangi is considered to be an “interested person” of the Fund because of his affiliation with the Fund’s Adviser.
(5)	Directors who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent” Directors. None of the Independent Directors (with the possible exceptions as described in this proxy statement) nor their family members had any interest in the Adviser or any person directly or indirectly controlling, controlled by, or under common control with the Adviser as of December 31, 2014.
(6)	Directors/Nominees elected solely by holders of the Fund’s Preferred Stock.
(7)	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of the GAMCO Mathers Fund and the Comstock Capital Value Fund, which are considered part of the same Fund Complex as the Fund because they have common or affiliated investment advisers. Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.
(8)	Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualifies.

*	Nominee to serve, if elected, until the Fund’s 2018 Annual Meeting of Stockholders or until his successor is duly elected and qualifies.
**	Term continues until the Fund’s 2017 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.
***	Term continues until the Fund’s 2016 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

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The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes or skills common to all Directors are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Directors, the Adviser, the sub-administrator, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his duties effectively has been attained in large part through the Director’s business, consulting or public service positions and through experience from service as a member of the Board, and one or more of the other funds in the Fund Complex, public companies, or non-profit entities or other organizations as set forth above and below. Each Director’s ability to perform his duties effectively also has been enhanced by his education, professional training, and other experience.

Mario J. Gabelli, CFA. Mr. Gabelli is Chairman of the Board of Directors and Chief Investment Officer of the Fund. Mr. Gabelli is a member of the Fund’s ad hoc Pricing Committee (described below under “Directors – Leadership Structure and Oversight Responsibilities”). He also currently serves as Chairman of the boards of other funds in the Fund Complex. Mr. Gabelli is Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. (“GBL”), a New York Stock Exchange (“NYSE”)-listed asset manager and financial services company. He is also the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc. (“GAMCO”), each of which are asset management subsidiaries of GBL. In addition, Mr. Gabelli is Chief Executive Officer, a director and the controlling shareholder of GGCP, Inc., a private company that holds a majority interest in GBL, and the Chairman of MJG Associates, Inc., which acts as an investment manager of various investment funds and other accounts. Mr. Gabelli also sits on the boards of other publicly traded companies and private firms and various charitable foundations and educational institutions, including the Board of Trustees of Boston College, Roger Williams University, the Winston Churchill Foundation, and The E.L. Wiegand Foundation, and the Board of Overseers of Columbia University Graduate School of Business. Mr. Gabelli received his Bachelors degree from Fordham University, his Masters of Business Administration from Columbia University Graduate School of Business, and honorary Doctorates from Fordham University and Roger Williams University. Mr. Gabelli’s education, professional training, and experience, and other life experiences, including but not limited to his experience on the boards of many publicly traded companies and private firms, and various charitable foundations and educational institutions, his service as Chairman of other funds within the Fund Complex, and his position as Chief Investment Officer of various funds, make him highly qualified to serve as Director of the Fund.

Anthony J. Colavita, Esq. Mr. Colavita is a practicing attorney with over fifty years of experience, including the field of business and financial law. He is the Chairman of the Fund’s Nominating Committee and is a member of the Fund’s ad hoc Proxy Voting Committee. Mr. Colavita also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He served as a Commissioner of the New York State Thruway Authority and as a Commissioner of the New York State Bridge Authority, where his duties included reviewing financial documents of these agencies. He served for eleven years as the elected Supervisor of the Town of Eastchester, New York, responsible for ten annual municipal budgets of approximately eight million dollars each. Mr. Colavita also served as Special Counsel to the New York State Assembly for five years and as a Senior Attorney with the New York State Insurance Department. He is the former Chairman of the New York State Republican Party, the Westchester County Republican Party, and the Eastchester Republican Town Committee. Mr. Colavita received his Bachelor of Arts from Fairfield University and his Juris Doctor from Fordham University School of Law. Mr. Colavita’s education, professional training and experience, and other life experiences, including but not limited to his experience as an attorney, service on the boards of other funds within the Fund Complex, public service background in state and local government, including several senior legal and other managerial positions, make him highly qualified to serve as a Director of the Fund.

James P. Conn. Mr. Conn is the Lead Independent Director of the Fund, a member of the Fund’s ad hoc Proxy Voting Committee and a member of the Fund’s ad hoc Pricing Committee. Mr. Conn also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He was a senior business executive of an insurance holding company for much of his career, including service as Chief Investment Officer. Mr. Conn has been a director of several public companies in banking and other industries, and was lead Director and/or Chair of various committees. He received his Bachelor of Science in Business Administration from Santa Clara University. Mr. Conn’s education, professional training and experience, and other life experiences,

6

including but not limited to his experience as a senior business executive in the banking industry, experience as a Chief Investment Officer, and service on the boards of other funds and committees within the Fund Complex, make him highly qualified to serve as a Director of the Fund.

Frank J. Fahrenkopf, Jr. Mr. Fahrenkopf is the former President and Chief Executive Officer of the American Gaming Association (“AGA”), the trade group for the hotel-casino industry. He is a member of the boards of other funds in the Fund Complex. He is the Co-Chairman of the Commission on Presidential Debates, which is responsible for the widely-viewed Presidential debates during the quadrennial election cycle. Additionally, he serves as a board member of the International Republican Institute, which he founded in 1984. He served for many years as Chairman of the Pacific Democrat Union and Vice Chairman of the International Democrat Union, a worldwide association of political parties from the United States, Great Britain, France, Germany, Canada, Japan, Australia, and twenty other nations. Prior to becoming the AGA’s first chief executive in 1995, Mr. Fahrenkopf was a partner in the law firm of Hogan & Hartson, where he chaired the International Trade Practice Group and specialized in regulatory, legislative, and corporate matters for multinational, foreign, and domestic clients. He also served as Chairman of the Republican National Committee for six years during Ronald Reagan’s presidency. Mr. Fahrenkopf is the former Chairman of the Finance Committee of the Culinary Institute of America and remains as a member of the board. Additionally, he has over twenty years of experience as a member of the board of directors of a bank and still serves as a member of the Advisory Board of the bank. Mr. Fahrenkopf received his Bachelor of Arts from the University of Nevada, Reno and his Juris Doctor from Boalt Hall School of Law, U.C. Berkeley. Mr. Farenkopf’s education, professional training and experience, and other life experiences, including but not limited to his experience as an executive officer of various national and international political and industry committees, partnership in a law firm, experience as a board member of a bank, and service on the boards of other funds and committees within the Fund Complex, make him highly qualified to serve as a Director of the Fund.

Christopher J. Marangi. Mr. Marangi joined GAMCO in 2003 as a research analyst covering companies in the Cable, Satellite and Entertainment sectors. He began his career as an investment banking analyst with J. P. Morgan & Co and later joined private equity firm Wellspring Capital Management. In addition to the Fund, he is an Associate Portfolio Manager of the Gabelli Asset Fund, the Gabelli Value 25 Fund, the Gabelli SRI Fund, and Gabelli Dividend & Income Trust, and is Co-Lead Portfolio Manager of the GAMCO Natural Resources, Gold & Income Trust. Mr. Marangi has appeared on CNBC, Bloomberg television and radio and has been quoted extensively in publications including the Wall Street Journal, The New York Times, Barrons, Newsday, Bloomberg, Variety and Broadcasting & Cable. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from the Columbia Graduate School of Business. Mr. Marangi serves on the Board of the Resurrection School Foundation. Mr. Marangi’s education, professional training and experience, and other life experiences make him highly qualified to serve as a Director of the Fund.

Kuni Nakamura. Mr. Nakamura is the President and sole shareholder of a chemical manufacturing company, and President of a real estate company. He is a member of the Fund’s Nominating Committee and the Fund’s ad hoc Pricing Committee. Mr. Nakamura also serves on the boards of other funds in the Fund Complex. He is the sole shareholder of a real estate holding company and a member of both a boat holding company and a chemical wholesale company. Mr. Nakamura was previously a Board member of LGL Group, Inc. Mr. Nakamura serves on the Board of Trustees of Mercy College in Dobbs Ferry, NY. Mr. Nakamura has been involved in various organizations for underprivileged children, such as Big Brother-Big Sister, the Fresh Air Fund, and Andrus Dyckman Children’s Home. He is also involved in various capacities with The University of Pennsylvania and The Japan Society. Mr. Nakamura is a graduate of the University of Pennsylvania – The Wharton School with a Bachelor’s degree in Economics and Multinational Management. Mr. Nakamura’s education, professional training and experience, and other life experiences make him highly qualified to serve as a Director of the Fund.

Anthony R. Pustorino. Mr. Pustorino is a Certified Public Accountant (“CPA”) and Professor Emeritus of Pace University, with over fifty years of experience in public accounting. Mr. Pustorino is the Chairman of the Fund’s Audit and ad hoc Proxy Voting Committees and has been designated the Fund’s Audit Committee Financial Expert (as defined below). He is a member of both multi-fund ad hoc Compensation Committees. Mr. Pustorino also serves on board committees with respect to other funds in the Fund Complex. Mr. Pustorino was a Director of LGL Group, Inc., a diversified manufacturing company, and Chair of its Audit

7

Committee. He was previously the President and shareholder of a CPA firm and a Professor of accounting at both Fordham University and Pace University. He served as Chairman of the Board of Directors of the New York State Board for Public Accountancy and of the CPA Examination Review Board of the National Association of State Boards of Accountancy. Mr. Pustorino was Vice President and a member of the Executive Committee of the New York State Society of CPAs, and was the Chair or member of many of its technical committees. He was a member of the Council of the American Institute of CPAs. Mr. Pustorino is the recipient of numerous professional and teaching awards. He received a Bachelor of Science in Business from Fordham University and a Masters in Business Administration from New York University. Mr. Pustorino’s education, professional training and experience, and other life experiences, including but not limited to his experience in public accounting, during which he has served as a principal of an accounting firm, professor of accounting, and held executive committee positions with state and national accounting agencies, and service on the boards of other funds and committees within the Fund Complex, make him highly qualified to serve as a Director of the Fund.

Werner J. Roeder. Dr. Roeder is a practicing private physician and Former Medical Director of Lawrence Hospital Center in Bronxville, New York. He has been a practicing surgeon for over forty-five years. As Vice President of Medical Affairs at Lawrence Hospital, he is actively involved in personnel and financial matters concerning the hospital’s $140 million budget. He is a member of the Fund’s Audit Committee, is a member of both multi-fund ad hoc Compensation Committees, and also serves on comparable or other board committees with respect to another fund in the Fund Complex on whose boards he sits. Dr. Roeder is board certified as a surgeon by The American Board of Surgery and presently serves in a consulting capacity to Empire Blue Cross/Blue Shield. He obtained his Doctorate in Medicine from New York Medical College. Dr. Roeder’s education, professional training, and experience, and other life experiences, including but not limited to his experience as a practicing surgeon, service as an officer of a hospital, consulting services to a national agency and service on the boards of other funds and committees within the Fund Complex, make him highly qualified to serve as a Director of the Fund.

Salvatore J. Zizza. Mr. Zizza is the President of a financial consulting firm. He also serves as Chairman to other companies involved in manufacturing, technology, and pharmaceuticals. He is a member of the Fund’s Audit Committee, a member of the Fund’s Nominating Committee, a member of the Fund’s ad hoc Pricing Committee, and a member of both multi-fund ad hoc Compensation Committees. In addition, he serves on comparable or other board committees, including as lead Independent Director/Trustee, with respect to other funds in the Fund Complex on whose boards he sits. In addition to serving on the boards of other funds within the Fund Complex, he is currently a director of three other public companies and previously served on the boards of several other public companies. He also served as the Chief Executive of a large NYSE-listed construction company. Mr. Zizza received his Bachelor of Arts and his Masters of Business Administration in Finance from St. John’s University, which awarded him an Honorary Doctorate in Commercial Sciences. Mr. Zizza’s education, professional training and experience, and other life experiences, including but not limited to his service as director and executive officer of other public companies and his service on the boards of other funds and committees within the Fund Complex, make him highly qualified to serve as a Director of the Fund.

Directors – Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Conn as the lead Independent Director. The lead Independent Director presides over executive sessions of the Directors and also serves between meetings of the Board as a liaison with service providers, officers, counsel, and other Directors on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the lead Independent Director any obligations or standards greater than or different from other Directors. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has an ad hoc Proxy Voting Committee that exercises beneficial ownership responsibilities on behalf of the Fund in selected situations. From time to time, the Board establishes additional committees or informal working groups, such as an ad hoc Pricing Committee related to securities offerings by the Fund, to address specific matters or assigns one of its members to work with directors or trustees of other funds in the Fund Complex on special committees or working groups that address complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to the compensation of the Chief Compliance Officer for all the funds in the Fund Complex and a separate multi-fund ad hoc Compensation Committee relating to the compensation of certain other officers of the closed-end funds in the Fund Complex.

8

All of the Fund’s Directors, other than Messrs. Mario J. Gabelli and Christopher J. Marangi, are Independent Directors, and the Board believes it is able to provide effective oversight of the Fund’s service providers. In addition to providing feedback and direction during Board meetings, the Independent Directors meet regularly in executive session and chair all committees of the Board.

The Fund’s operations entail a variety of risks, including investment, administration, valuation, and a range of compliance matters. Although the Adviser, the sub-administrator, and the officers of the Fund are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. As part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks, including options risk being undertaken by the Fund, and the Audit Committee discusses the Fund’s risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes designed to provide visibility to the Board regarding the identification, assessment and management of critical risks, and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes at its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight, and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning, and may make changes at its discretion at any time.

Beneficial Ownership of Shares Held in the Fund and the Family of Investment Companies for each Director and Nominee for Election as Director

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Director and nominee for election as Director and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Director and nominee for election as Director.

	Dollar Range of Equity	Aggregate Dollar Range of Equity
	Securities Held	Securities Held in the
Name of Director/Nominee	in the Fund*(1)	Family of Investment Companies*(1)(2)

INTERESTED DIRECTORS:
Mario J. Gabelli	E	E
Christopher J. Marangi	B	E

INDEPENDENT DIRECTORS/NOMINEES:
Anthony J. Colavita	D	E
James P. Conn	E	E
Frank J. Fahrenkopf, Jr.	A	E
Kuni Nakamura	D	E
Anthony R. Pustorino	D	E
Werner J. Roeder	A	E
Salvatore J. Zizza	D	E

_______________

*	Key to Dollar Ranges
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	Over $100,000
All shares were valued as of December 31, 2014.

(1)	This information has been furnished by each Director and nominee for election as Director as of December 31, 2014. “Beneficial Ownership” is determined in accordance with Rule 16a-l(a)(2) of the 1934 Act.
(2)	The term “Family of Investment Companies” includes two or more registered funds that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. Currently, the registered funds that comprise the “Fund Complex” are identical to those that comprise the “Family of Investment Companies.”

9

Set forth in the table below, with respect to each Director, nominee for election as Director and executive officer of the Fund, is the amount of shares beneficially owned by such person.

	Amount and Nature of	Percent of Shares
Name of Director/Nominee/Officer	Beneficial Ownership(1)	Outstanding(2)

INTERESTED DIRECTORS:
Mario J. Gabelli	1,481,667(3)	6.1%
Christopher J. Marangi	885	*

INDEPENDENT DIRECTORS/NOMINEES:
Anthony J. Colavita	5,030(4)	*
James P. Conn	33,120	*
	818 Series B Preferred	*
Frank J. Fahrenkopf, Jr.	0	*
Kuni Nakamura	5,401	*
Anthony R. Pustorino	6,462(5)	*
Werner J. Roeder	0	*
Salvatore J. Zizza	5,588	*
	3,719 Series B Preferred
EXECUTIVE OFFICERS:
Bruce N. Alpert	184	*
	3,000 Series B Preferred(6)	*
Andrea R. Mango	0	*
Agnes Mullady	0	*
Richard J. Walz	0	*

_____________

(1)	This information has been furnished by each Director, including each nominee for election as Director, and executive officer as of December 31, 2014. “Beneficial Ownership” is determined in accordance with Rule 16a-l(a)(2) of the 1934 Act. Reflects ownership of shares of Common Stock unless otherwise noted.
(2)	An asterisk indicates that the ownership amount constitutes less than 1% of the total shares outstanding. The ownership of the Directors, including nominees for election as Director, and executive officers as a group constitutes 6.3% of the total Common Stock outstanding and less than 1% of the total Preferred Stock outstanding.
(3)	Comprised of 749,671 shares of Common Stock owned directly by Mr. Gabelli, 19,702 shares of Common Stock owned by a family partnership for which Mr. Gabelli serves as general partner, 26,667 shares of Common Stock owned by GPJ Retirement Partners, LLC in which Mr. Gabelli has less than 100% interest and disclaims beneficial ownership of the shares held by this entity which are in excess of this indirect, pecuniary interest, and 685,637 shares of Common Stock owned by GAMCO Investors, Inc. or its affiliates.
(4)	All 5,030 shares of Common Stock are owned by Mr. Colavita’s spouse for which he disclaims beneficial ownership.
(5)	Includes 2,648 shares of Common Stock owned by Mr. Pustorino’s spouse for which he disclaims beneficial ownership.
(6)	All 3,000 shares of Series B Preferred Stock are owned by Mr. Alpert’s spouse for which he disclaims beneficial ownership.

Set forth in the table below is the amount of interests beneficially owned by each Independent Director, nominee for election as an Independent Director or his or her family member, as applicable, in a person, other than a registered investment company, that may be deemed to be controlled by the Fund’s Adviser and/or affiliates (including Mario J. Gabelli) and in that event would be deemed to be under common control with the Fund’s Adviser.

	Name of Owner and
Name of Independent	Relationships to			Value of	Percent of
Director/Nominee	Director/Nominee	Company	Title of Class	Interests(1)	Class(2)

Anthony J. Colavita	Same	LGL Group, Inc.	Common Stock	$4,776	*
Anthony J. Colavita	Same	LGL Group, Inc.	Warrants	$63	*
Anthony J. Colavita	Family	Gabelli Associates Fund	Membership Interests	$863,978	*
Frank J. Fahrenkopf Jr.	Same	Gabelli Associates Limited II E	Membership Interests	$1,093,851	1.7%
Kuni Nakamura	Same	LGL Group, Inc.	Common Stock	$6,215	*
Kuni Nakamura	Same	LGL Group, Inc.	Warrants	$82	*
Werner J. Roeder	Same	Gabelli Associates Fund II	Membership Interests	$526,056	*
Salvatore J. Zizza	Same	Gabelli Associates Fund	Membership Interests	$2,069,694	*
Salvatore J. Zizza	Same	Gabelli Performance Partnership L.P.	Limited Partner Interests	$298,087	*

_______________

(1)	This information has been furnished as of December 31, 2014.
(2)	An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.

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The Fund pays each Independent Director an annual retainer of $6,000 plus $500 for each Board meeting attended and each Independent Director is reimbursed by the Fund for any out-of-pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman, and the lead Independent Director each receive an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings on behalf of multiple funds. The aggregate remuneration (excluding out-of-pocket expenses) paid by the Fund to such Directors during the fiscal year ended December 31, 2014 amounted to $73,500. During the fiscal year ended December 31, 2014, the Directors of the Fund met four times, all of which were regular quarterly Board meetings. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he is a member.

The Audit Committee and Audit Committee Report

The role of the Fund’s Audit Committee is to assist the Board of Directors in its oversight of (i) the quality and integrity of the Fund’s financial statement reporting process and the independent audit and reviews thereof; (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain of its service providers; (iii) the Fund’s compliance with legal and regulatory requirements; and (iv) the independent registered public accounting firm’s qualifications, independence, and performance. The Audit Committee also is required to prepare an audit committee report pursuant to the rules of the Securities and Exchange Commission (the “SEC”) for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the “Audit Charter”) that was most recently reviewed and approved by the Board of Directors on February 11, 2015. The Audit Charter is available on the Fund’s website at www.gabelli.com/corporate/closed/corp_gov.html.

Pursuant to the Audit Charter, the Audit Committee is responsible for conferring with the Fund’s independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund’s independent registered public accounting firm, and overseeing the Fund’s internal controls. The Audit Charter also contains provisions relating to the pre-approval by the Audit Committee of audit and non-audit services to be provided by PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) to the Fund and to the Adviser and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing, and financial matters affecting the Fund. As set forth in the Audit Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews. The independent registered public accounting firm is ultimately accountable to the Board of Directors and to the Audit Committee, as representatives of stockholders. The independent registered public accounting firm for the Fund reports directly to the Audit Committee.

In performing its oversight function, at a meeting held on February 23, 2015, the Audit Committee reviewed and discussed with management of the Fund and PricewaterhouseCoopers, the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2014, the audited financial statements of the Fund as of and for the fiscal year ended December 31, 2014, and the conduct of the audit of such financial statements.

In addition, the Audit Committee discussed with PricewaterhouseCoopers the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by PricewaterhouseCoopers as required by Auditing Standard No. 16, as amended (AICPAAU-C Section 260), as adopted by the Public Company Accounting Oversight Board (United States) (“PCAOB”). The Audit Committee also received from PricewaterhouseCoopers the written disclosures and statements required by the SEC’s independence rules, delineating relationships between PricewaterhouseCoopers and the Fund, and discussed the impact that any such relationships might have on the objectivity and independence of PricewaterhouseCoopers as the Fund’s independent registered public accounting firm.

As set forth above, and as more fully set forth in the Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems, and the independent audit process.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management, or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund’s independent registered public accounting

11

firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles (United States).

Based on its consideration of the audited financial statements and the discussions referred to above with management and PricewaterhouseCoopers, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Charter and those discussed above, the Audit Committee recommended to the Fund’s Board of Directors that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended December 31, 2014.

Submitted by the Audit Committee of the Fund’s Board of Directors

Anthony R. Pustorino, Chairman

Werner J. Roeder

Salvatore J. Zizza

February 23, 2015

The Audit Committee met two times during the fiscal year ended December 31, 2014. The Audit Committee is composed of three of the Fund’s Independent Directors, namely Messrs. Pustorino (Chairman), Roeder, and Zizza. Each member of the Audit Committee has been determined by the Board of Directors to be financially literate, and independent as independence is defined in the listing standards of the NYSE. Mr. Pustorino has been designated as the Fund’s audit committee financial expert, as defined in Items 407 (d)(5) (ii) and (iii) of Regulation S-K.

Nominating Committee

The Board of Directors has a Nominating Committee composed of three Independent Directors, namely Messrs. Colavita (Chairman), Nakamura, and Zizza, all of whom are independent as independence as determined under guidelines of the NYSE. The Nominating Committee met one time during the fiscal year ended December 31, 2014. The Nominating Committee is responsible for identifying and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will consider recommendations by stockholders if a vacancy were to exist. In considering candidates submitted by stockholders, the Nominating Committee will take into consideration the needs of the Board, the qualifications of the candidate, and the interests of stockholders. The Nominating Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To recommend a candidate for consideration by the Nominating Committee, a stockholder must submit the recommendation in writing and must include the following information:

•	The name of the stockholder and evidence of the stockholder’s ownership of shares of the Fund, including the number of shares owned and the length of time of ownership;

•	The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a Director of the Fund, and the person’s consent to be named as a Director if selected by the Nominating Committee and nominated by the Board of Directors; and

•	If requested by the Nominating Committee, a completed and signed director’s questionnaire.

The stockholder recommendation and information described above must be sent to the Fund’s Secretary, c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422, and must be received by the Secretary no less than 120 days, and no more than 150 days prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting or, if the meeting has moved by more than thirty days from the first anniversary of the date of the preceding year’s annual meeting, no less than ten days following the date on which public announcement of the date of such annual meeting is first made.

The Nominating Committee believes that the minimum qualifications for serving as a Director of the Fund are that the individual demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful

12

contribution to the Board of Directors’ oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest, and independence from management and the Fund.

The Nominating Committee also considers the overall composition of the Board, bearing in mind the benefits that may be derived from having members who have a variety of experiences, qualifications, attributes or skills useful in overseeing a publicly traded, highly regulated entity such as the Fund. The Fund believes a nominee for Director should be at least twenty-one years of age and not older than such maximum age, if any, as the Directors may determine, and shall not be under legal disability. The Directors have not determined a maximum age. The Nominating Committee does not have a formal policy regarding the consideration of diversity in identifying trustee candidates. For a discussion of experiences, qualifications, attributes, or skills supporting the appropriateness of each Director’s service on the Fund’s Board, see the biographical information of the Directors above in the section entitled “Information about Directors and Officers.” The Fund’s Nominating Committee adopted a charter on May 12, 2004, and amended the charter on November 17, 2004. The charter is available on the Fund’s website at www.gabelli.com/corporate/closed/corp_gov.html.

Other Board Related Matters

The Board of Directors has established the following procedures in order to facilitate communications among the Board and the stockholders of the Fund and other interested parties.

Receipt of Communications

Stockholders and other interested parties may contact the Board or any member of the Board by mail or electronically. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board member(s) with whom you wish to communicate by either name or title. All such correspondence should be sent to The Gabelli Multimedia Trust Inc., c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422. To communicate with the Board electronically, stockholders may go to the corporate website at www.gabelli.com under the heading “Contact Us/Email Addresses/Board of Directors (Gabelli Closed-End Funds).”

Forwarding the Communications

All communications received will be opened by the office of the General Counsel of the Adviser for the sole purpose of determining whether the contents represent a message to one or more Directors. The office of the General Counsel will forward promptly to the addressee(s) any contents that relate to the Fund and that are not in the nature of advertising, promotion of a product or service, or patently offensive or otherwise objectionable material. In the case of communications to the Board of Directors or any committee or group of members of the Board, the General Counsel’s office will make sufficient copies of the contents to send to each Director who is a member of the group or committee to which the envelope or e-mail is addressed.

The Fund does not expect Directors or nominees for election as Director to attend the 2015 Annual Meeting of Stockholders. No Director or nominee for election as Director attended the Fund’s 2014 annual meeting of stockholders held on May 12, 2014.

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The following table sets forth certain information regarding the compensation of the Directors by the Fund and officers, if any, who were compensated by the Fund rather than the Adviser, for the fiscal year ended December 31, 2014.

COMPENSATION TABLE

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2014

	Aggregate	Aggregate Compensation from
	Compensation from	the Fund and Fund Complex
Name of Person and Position	the Fund	Paid to Directors*

INTERESTED DIRECTORS:
Mario J. Gabelli	$0	$0	(0)
Chairman of the Board and
Chief Investment Officer
Christopher J. Marangi	$0	$0	(0)
Associate Portfolio Manager

INDEPENDENT DIRECTORS/NOMINEES:
Anthony J. Colavita	$10,500	$403,500	(36)
Director
James P. Conn	$11,000	$229,750	(20)
Director
Frank J. Fahrenkopf, Jr.	$8,000	$109,500	(7)
Director
Kuni Nakamura	$9,500	$152,500	(13)
Director
Anthony R. Pustorino	$13,000	$194,750	(13)
Director
Werner J. Roeder	$10,000	$187,500	(23)
Director
Salvatore J. Zizza	$11,500	$331,000	(30)
Director

________________

*	Represents the total compensation paid to such persons during the fiscal year ended December 31, 2014, by investment companies (including the Fund) or portfolios that are considered part of the Fund Complex. The number in parentheses represents the number of such investment companies and portfolios.

Required Vote

The election of each of the listed nominees for Director of the Fund requires the affirmative vote of the holders of a majority of the applicable class or classes of shares of the Fund present in person or represented by proxy at the Meeting, provided a quorum is present.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE COMMON AND PREFERRED STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH APPLICABLE NOMINEE.

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ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, 300 Madison Avenue, New York, New York 10017, has been selected to serve as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2015. PricewaterhouseCoopers acted as the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2014. The Fund knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers in the Fund. A representative of PricewaterhouseCoopers will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Set forth in the table below are audit fees and non-audit related fees billed to the Fund by PricewaterhouseCoopers for professional services received during and for the fiscal years ended December 31, 2013 and 2014, respectively.

Fiscal Year Ended		Audit
December 31	Audit Fees	Related Fees	Tax Fees*	All Other Fees
2013	$40,616	—	$3,770	$7,500
2014	$41,834	—	$3,880	$7,500

_____________

*	“Tax Fees” are those fees billed by PricewaterhouseCoopers in connection with tax compliance services, including primarily the review of the Fund’s income tax returns.

The Fund’s Audit Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund, and all non-audit services to be provided by the independent registered public accounting firm to the Fund’s Adviser and service providers controlling, controlled by, or under common control with the Fund’s Adviser (“affiliates”) that provide ongoing services to the Fund (a “Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report his decision(s) to the Audit Committee at its next regularly scheduled meeting after the Chairman’s pre-approval of such services. The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Fund’s officers). Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser, and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit, audit related, and tax services described above for which PricewaterhouseCoopers billed the Fund fees for the fiscal years ended December 31, 2013 and December 31, 2014, were pre-approved by the Audit Committee.

For the fiscal years ended December 31, 2013 and 2014, PricewaterhouseCoopers has represented to the Fund that it did not provide any non-audit services (or bill any fees for such services) to the Adviser or Covered Services Provider.

The Audit Committee was not required to consider whether the provision of non-audit services that were rendered to the Adviser or Covered Service Providers that were not pre-approved was compatible with maintaining PricewaterhouseCoopers’ independence.

15

The Investment Adviser and Administrator

Gabelli Funds, LLC is the Fund’s Adviser and Administrator and its business address is One Corporate Center, Rye, New York 10580-1422.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund’s executive officers and Directors, executive officers and directors of the Adviser, certain other affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Fund’s securities to file reports of ownership and changes in ownership with the SEC and the NYSE and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on the Fund’s review of the copies of such forms it received for the fiscal year ended December 31, 2014, the Fund believes that during the year such persons complied with all such applicable filing requirements except one late filing on behalf of Mr. Marangi, who filed a Form 3 after the required time period.

Broker Non-Votes and Abstentions

For purposes of determining the presence of a quorum for transacting business related to Proposal 1 at the Meeting, abstentions, if any, will be treated as shares that are present. Accordingly, for purposes of counting votes, shares represented by abstentions will have the same effect as votes against Proposal 1, for which the required vote is a majority of all the votes present for each nominee. Since banks and brokers will have discretionary authority to vote shares in the absence of voting instructions from stockholders with respect to Proposal 1, there will be no broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary voting power).

The affirmative vote of a majority of votes present for each nominee at the Meeting, in person or by proxy, at which a quorum is present, is necessary for the election of a Director. Abstentions will have the same effect as votes against as to the election of each Director-nominee, although they will be considered present for the purpose of determining the presence of a quorum.

Stockholders of the Fund will be informed of the voting results of the Meeting in the Fund’s Semiannual Report for the six months ending June 30, 2015.

“Householding”

Please note that only one document (i.e., an annual or semiannual report or set of proxy soliciting materials) may be delivered to two or more stockholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of a document, or for instructions regarding how to request a separate copy of these documents or regarding how to request a single copy if multiple copies of these documents are received, stockholders should contact the Fund at the address and phone number set forth above.

OTHER MATTERS TO COME BEFORE THE MEETING

The Directors of the Fund do not intend to present any other business at the Meeting, nor are they aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their discretion.

STOCKHOLDER NOMINATIONS AND PROPOSALS

All proposals by stockholders of the Fund that are intended to be presented at the Fund’s next Annual Meeting of Stockholders to be held in 2016 (the “2016 Annual Meeting”) must be received by the Fund for consideration for inclusion in the Fund’s 2016 proxy statement and proxy relating to that meeting no later than December 3, 2015. Rule 14a-8 under the 1934 Act (“Rule 14a-8”), specifies a number of procedural and eligibility requirements to be satisfied by a stockholder submitting a proposal for inclusion in the Fund’s proxy materials pursuant to this Rule. Any stockholder contemplating submissions of such a proposal is referred to Rule 14a-8.

16

The Fund’s By-Laws require stockholders that wish to nominate Directors or make proposals to be voted on at an Annual Meeting of the Fund’s Stockholders (and which are not proposed to be included in the Fund’s proxy materials pursuant to Rule 14a-8 under the 1934 Act) to provide timely notice of the nomination or proposal in writing. To be considered timely for the 2016 Annual Meeting, any such notice must be delivered to or mailed and received at the principal executive offices of the Fund at the address set forth on the first page of this proxy statement no earlier than 9:00 a.m. Eastern time on November 3, 2015, and no later than 5:00 p.m. Eastern time on December 3, 2015; provided, however, that if the 2016 Annual Meeting is to be held on a date that is earlier than April 11, 2016, or later than June 10, 2016, such notice must be received by the Fund no later than 5:00 p.m. Eastern time on the tenth day following the date on which public announcement of the date of the 2016 Annual Meeting was first made. Any such notice by a stockholder shall set forth the information required by the Fund’s By-Laws with respect to each nomination or matter the stockholder proposes to bring before the 2016 Annual Meeting.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

STOCKHOLDERS MAY PROVIDE THEIR VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD, VOTING INSTRUCTION FORM OR SET FORTH IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS.

April 1, 2015

17

GGT-PS-2015

PROXY TABULATOR
P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M86207-P62539	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE GABELLI MULTIMEDIA TRUST INC.
COMMON SHAREHOLDER

A	Election of Directors — The Board of Directors recommends a vote FOR each of the nominees listed.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

1.	To elect two (2) Directors of the Fund:
			☐	☐	☐
Nominees:

	01)	Kuni Nakamura
	02)	Anthony R. Pustorino

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com.

♦   PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.   ♦

M86208-P62539

THE GABELLI MULTIMEDIA TRUST INC.

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Mario J. Gabelli, Andrea R. Mango and Agnes Mullady, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Multimedia Trust Inc. (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 11, 2015, at 11:00 A.M. and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors, and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR
P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M86209-P62539	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE GABELLI MULTIMEDIA TRUST INC.
SERIES B PREFERRED SHAREHOLDER

A	Election of Directors — The Board of Directors recommends a vote FOR each of the nominees listed.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

1.	To elect three (3) Directors of the Fund:
			☐	☐	☐
Nominees:

	01)	James P. Conn
	02)	Kuni Nakamura
	03)	Anthony R. Pustorino

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com.

♦   PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.   ♦

M86210-P62539

THE GABELLI MULTIMEDIA TRUST INC.

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Mario J. Gabelli, Andrea R. Mango and Agnes Mullady, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Multimedia Trust Inc. (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 11, 2015, at 11:00 A.M. and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors, and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR
P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M86209-P62539	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE GABELLI MULTIMEDIA TRUST INC.
SERIES C PREFERRED SHAREHOLDER

A	Election of Directors — The Board of Directors recommends a vote FOR each of the nominees listed.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

1.	To elect three (3) Directors of the Fund:
			☐	☐	☐
Nominees:

	01)	James P. Conn
	02)	Kuni Nakamura
	03)	Anthony R. Pustorino

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com.

♦   PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.   ♦

M86210-P62539

THE GABELLI MULTIMEDIA TRUST INC.

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Mario J. Gabelli, Andrea R. Mango and Agnes Mullady, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Multimedia Trust Inc. (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 11, 2015, at 11:00 A.M. and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors, and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.